                               SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

Y14068

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activities on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

     11. This Agreement may be assigned by either party with the written consent of the other party.

     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                          MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                          MORGAN STANLEY DEAN WITTER SERVICES
                                          COMPANY INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                   SCHEDULE A

                        MORGAN STANLEY DEAN WITTER FUNDS

                         AS AMENDED AS OF JULY 22, 1998

                                                    OPEN-END FUNDS
 1.   Active Assets California Tax-Free Trust
 2.   Active Assets Government Securities Trust
 3.   Active Assets Money Trust
 4.   Active Assets Tax-Free Trust
 5.   Dean Witter Retirement Series
 6.   Morgan Stanley Dean Witter American Value Fund
 7.   Morgan Stanley Dean Witter Balanced Growth Fund
 8.   Morgan Stanley Dean Witter Balanced Income Fund
      Morgan Stanley Dean Witter California Tax-Free Daily Income
 9.   Trust
10.   Morgan Stanley Dean Witter California Tax-Free Income Fund
11.   Morgan Stanley Dean Witter Capital Appreciation Fund
12.   Morgan Stanley Dean Witter Capital Growth Securities
      Morgan Stanley Dean Witter Competitive Edge Fund, "Best
13.   Ideas" Portfolio
14.   Morgan Stanley Dean Witter Convertible Securities Trust
      Morgan Stanley Dean Witter Developing Growth Securities
15.   Trust
16.   Morgan Stanley Dean Witter Diversified Income Trust
17.   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
18.   Morgan Stanley Dean Witter Equity Fund
19.   Morgan Stanley Dean Witter European Growth Fund Inc.
20.   Morgan Stanley Dean Witter Federal Securities Trust
21.   Morgan Stanley Dean Witter Financial Services Trust
22.   Morgan Stanley Dean Witter Fund of Funds

       (i)      Domestic Portfolio
       (ii)     International Portfolio

23.   Morgan Stanley Dean Witter Global Dividend Growth Securities
      Morgan Stanley Dean Witter Global Short-Term Income Fund
24.   Inc.
25.   Morgan Stanley Dean Witter Global Utilities Fund
26.   Morgan Stanley Dean Witter Growth Fund
27.   Morgan Stanley Dean Witter Hawaii Municipal Trust
28.   Morgan Stanley Dean Witter Health Sciences Trust
29.   Morgan Stanley Dean Witter High Yield Securities Inc.
30.   Morgan Stanley Dean Witter Income Builder Fund
31.   Morgan Stanley Dean Witter Information Fund
32.   Morgan Stanley Dean Witter Intermediate Income Securities
      Morgan Stanley Dean Witter Intermediate Term U.S. Treasury
33.   Trust
34.   Morgan Stanley Dean Witter International SmallCap Fund
35.   Morgan Stanley Dean Witter Japan Fund
36.   Morgan Stanley Dean Witter Limited Term Municipal Trust
37.   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
38.   Morgan Stanley Dean Witter Market Leader Trust
      Morgan Stanley Dean Witter Mid-Cap Dividend Growth
39.   Securities
40.   Morgan Stanley Dean Witter Mid-Cap Growth Fund
      Morgan Stanley Dean Witter Multi-State Municipal Series
41.   Trust
      Morgan Stanley Dean Witter Natural Resource Development
42.   Securities Inc.
      Morgan Stanley Dean Witter New York Municipal Money Market
43.   Trust

      44.  Morgan Stanley Dean Witter New York Tax-Free Income Fund
      45.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
      46.  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
      47.  Morgan Stanley Dean Witter Select Dimensions Investment Series

       (i)      American Value Portfolio
       (ii)     Balanced Growth Portfolio
       (iii)    Developing Growth Portfolio
       (iv)     Diversified Income Portfolio
       (v)      Dividend Growth Portfolio
       (vi)     Emerging Markets Portfolio
       (vii)    Global Equity Portfolio
       (viii)   Growth Portfolio
       (ix)     Mid-Cap Growth Portfolio
       (x)      Money Market Portfolio
       (xi)     North American Government Securities Portfolio
       (xii)    Utilities Portfolio
       (xiii)   Value-Added Market Portfolio

      Morgan Stanley Dean Witter Select Municipal Reinvestment
48.   Fund
      Morgan Stanley Dean Witter U.S. Government Money Market
49.   Trust
50.   Morgan Stanley Dean Witter Utilities Fund
51.   Morgan Stanley Dean Witter Short-Term Bond Fund
52.   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
53.   Morgan Stanley Dean Witter Special Value Fund
54.   Morgan Stanley Dean Witter Strategist Fund
55.   Morgan Stanley Dean Witter S&P 500 Index Fund
56.   Morgan Stanley Dean Witter S&P 500 Select Fund
57.   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
58.   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
59.   Morgan Stanley Dean Witter U.S. Government Securities Trust
60.   Morgan Stanley Dean Witter Value Fund
61.   Morgan Stanley Dean Witter Value-Added Market Series
62.   Morgan Stanley Dean Witter Variable Investment Series

       (i)      Capital Appreciation Portfolio
       (ii)     Capital Growth Portfolio
       (iii)    Competitive Edge "Best Ideas" Portfolio
       (iv)     Dividend Growth Portfolio
       (v)      Equity Portfolio
       (vi)     European Growth Portfolio
       (vii)    Global Dividend Growth Portfolio
       (viii)   High Yield Portfolio
       (ix)     Income Builder Portfolio
       (x)      Money Market Portfolio
       (xi)     Quality Income Plus Portfolio
       (xii)    Pacific Growth Portfolio
       (xiii)   S&P 500 Index Portfolio
       (xiv)    Strategist Portfolio
       (xv)     Utilities Portfolio

63.   Morgan Stanley Dean Witter World Wide Income Trust
64.   Morgan Stanley Dean Witter Worldwide High Income Fund
65.   Dean Witter Global Asset Allocation Fund

                                                    CLOSED-END FUNDS
      64.  High Income Advantage Trust
      65.  High Income Advantage Trust II
      66.  High Income Advantage Trust III
      67.  InterCapital Income Securities Inc.
      68.  Dean Witter Government Income Trust
      69.  InterCapital Insured Municipal Bond Trust
      70.  InterCapital Insured Municipal Trust
      71.  InterCapital Insured Municipal Income Trust
      72.  InterCapital California Insured Municipal Income Trust
      73.  InterCapital Insured Municipal Securities
      74.  InterCapital Insured California Municipal Securities
      75.  InterCapital Quality Municipal Investment Trust
      76.  InterCapital Quality Municipal Income Trust
      77.  InterCapital Quality Municipal Securities
      78.  InterCapital California Quality Municipal Securities
      79.  InterCapital New York Quality Municipal Securities

                                                                      SCHEDULE B

                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF JULY 22, 1998

     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Dean Witter
Balanced
  Income Fund                      0.060% of the daily net assets.

Morgan Stanley Dean Witter
  California Tax-Free Income
  Fund 0.055% of the portion of the daily net assets not exceeding $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter
  Convertible Securities Trust     0.060% of the portion of the daily net assets
                                   not exceeding $750 million; 0.055% of the portion of the daily net assets exceeding
                                   $750 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Diversified Income Trust         0.040% of the daily net assets.

Morgan Stanley Dean Witter
Federal
  Securities Trust                 0.055% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
Global
  Short-Term Income Fund Inc.      0.055% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
Hawaii
  Municipal Trust                  0.035% of the daily net assets.

Morgan Stanley Dean Witter High
  Yield Securities Inc.            0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Intermediate Income
  Securities                       0.060% of the portion of the daily net assets
                                   not exceeding $500 million; 0.050% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Intermediate Term
  U.S. Treasury Trust              0.035% of the daily net assets.

Morgan Stanley Dean Witter
Limited
  Term Municipal Trust             0.050% of the daily net assets.

Morgan Stanley Dean Witter
  Multi-State Municipal Series
  Trust
  (10 Series)                      0.035% of the daily net assets.

Morgan Stanley Dean Witter New
York
  Tax-Free Income Fund             0.055% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0525% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Retirement
  Series -- Intermediate
  Income Securities Series         0.065% of the daily net assets.

U.S. Government Securities
Series                             0.065% of the daily net assets.

Morgan Stanley Dean Witter
Select
  Dimensions Investment
  Series --
  North American Government
  Securities Portfolio             0.039% of the daily net assets.

Morgan Stanley Dean Witter
Select
  Municipal Reinvestment Fund      0.050% of the daily net assets.

Morgan Stanley Dean Witter
  Short-Term Bond Fund             0.070% of the daily net assets.

Morgan Stanley Dean Witter
  Short-Term U.S. Treasury
  Trust                            0.035% of the daily net assets.

Morgan Stanley Dean Witter
  Tax-Exempt Securities Trust      0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; and 0.035% of the
                                   portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion;
                                   .0325% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter
  U.S. Government Securities
  Trust 0.050% of the portion of the daily net assets not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.030% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
Variable
  Investment Series --
  High Yield Portfolio             0.050% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0425% of the daily net assets exceeding $500 million.

  Quality Income Plus Portfolio    0.050% of the portion of the daily the net
                                   assets up to $500 million; and 0.045% of the portion of the daily net assets exceeds $500 million.

Morgan Stanley Dean Witter
World
  Wide Income Trust                0.075% of the portion of the daily net assets
                                   up to $250 million; 0.060% of the portion of the daily net assets exceeding $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding $750 million; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Worldwide High Income Fund       0.060% of the daily net assets.

EQUITY FUNDS

Morgan Stanley Dean Witter
American
  Value Fund                       0.0625% of the portion of the daily net
                                   assets not exceeding $250 million; 0.050% of the portion of the daily net assets exceeding
                                   $250 million but not exceeding $2.25 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $2.25 billion but not
                                   exceeding $3.5 billion; 0.0450% of the
                                   portion of the daily net assets exceeding 3.5 billion but not exceeding 4.5 billion; and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter
Balanced
  Growth Fund                      0.060% of the daily net assets.

Morgan Stanley Dean Witter
Capital
  Appreciation Fund                0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
Capital
  Growth Securities                0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;

                                   and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter
  Competitive Edge Fund,
  "Best Ideas" Portfolio           0.065% of the portion of the daily net assets
                                   not exceeding $1.5 billion; and 0.0625% of the portion of the daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter
  Developing Growth Securities
  Trust 0.050% of the portion of the daily net assets not exceeding $500 million; and 0.0475% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
Dividend
  Growth Securities Inc.           0.0625% of the portion of the daily net
                                   assets not exceeding $250 million; 0.050% of the portion of the daily net assets exceeding
                                   $250 million but not exceeding $1 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding
                                   $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter
  Equity Fund                      0.051% of the daily net assets.

Morgan Stanley Dean Witter
  European Growth Fund Inc.        0.060% of the portion of the daily net assets
                                   not exceeding $500 million; 0.057% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $2 billion;
                                   and 0.054% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
  Financial Services Trust         0.075% of the daily net assets.

Morgan Stanley Dean Witter Fund
  of Funds --
  Domestic Portfolio
                                   None

  International Portfolio          None

Dean Witter Global Asset
Allocation
  Fund                             0.070% of the daily net assets.

Morgan Stanley Dean Witter
Global
  Dividend Growth Securities       0.075% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.0725% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0675% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.0650% of the portion of the daily net assets exceeding
                                   $3.5 billion but not exceeding $4.5 billion;
                                   and 0.0625% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter
Global
  Utilities Fund                   0.065% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0625% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Growth Fund                      0.048% of the portion of daily net assets not
                                   exceeding $750 million; 0.045% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.042% of the portion of daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter
Health
  Sciences Trust                   0.10% of the portion of daily net assets not
                                   exceeding $500 million; and 0.095% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
Income
  Builder Fund                     0.075% of the portion of the net assets not
                                   exceeding $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
  Information Fund                 0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  International SmallCap Fund      0.075% of the daily net assets.

Morgan Stanley Dean Witter
  Japan Fund                       0.060% of the daily net assets.

Morgan Stanley Dean Witter
Market
  Leader Trust                     0.075% of the daily net assets.

Morgan Stanley Dean Witter
Mid-Cap
  Dividend Growth Securities       0.075 of the daily net assets.

Morgan Stanley Dean Witter
Mid-Cap
  Growth Fund                      0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
Natural
  Resource Development
  Securities
  Inc. 0.0625% of the portion of the daily net assets not exceeding $250 million and 0.050% of the portion of the daily net assets exceeding $250 million.

Morgan Stanley Dean Witter
Pacific
  Growth Fund Inc.                 0.060% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.057% of the
                                   portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.054% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
Precious
  Metals and Minerals Trust        0.080% of the daily net assets.

Dean Witter Retirement
Series --
  American Value Series
                                   0.085% of the daily net assets.

  Capital Growth Series            0.085% of the daily net assets.

  Dividend Growth Series           0.075% of the daily net assets.

  Global Equity Series             0.10% of the daily net assets.

  Strategist Series                0.085% of the daily net assets.

  Utilities Series                 0.075% of the daily net assets.

  Value Added Market Series        0.050% of the daily net assets.

Morgan Stanley Dean Witter
Select
  Dimensions Investment
  Series --
  American Value Portfolio         0.0625% of the daily net assets.

  Balanced Growth Portfolio        0.065% of the daily net assets.

  Developing Growth Portfolio      0.050% of the daily net assets.

  Diversified Income Portfolio     0.040% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million.

  Emerging Markets Portfolio       0.075% of the daily net assets.

  Global Equity Portfolio          0.10% of the daily net assets.

  Growth Portfolio                 0.048% of the daily net assets.

  Mid-Cap Growth Portfolio         0.075% of the daily net assets

  Utilities Portfolio              0.065% of the daily net assets.

  Value-Added Market Portfolio     0.050% of the daily net assets.

Morgan Stanley Dean Witter
Special
  Value Fund                       0.075% of the daily net assets.

Morgan Stanley Dean Witter
  Strategist Fund                  0.060% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding
                                   $2.0 billion.

Morgan Stanley Dean Witter S&P
500
  Index Fund                       0.040% of the daily net assets.

Morgan Stanley Dean Witter S&P
500
  Select Fund                      0.060% of the daily net assets.

Morgan Stanley Dean Witter
  Utilities Fund                   0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0525% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0475% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion;
                                   0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                   and 0.0425% of the daily net assets exceeding
                                   $5 billion.

Morgan Stanley Dean Witter
  Value Fund                       0.10% of the daily net asset.

Morgan Stanley Dean Witter
  Value-Added Market Series        0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0425% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
Variable
  Investment Series --
  Capital Appreciation
  Portfolio
                                   0.075% of the daily net assets.

  Capital Growth Portfolio         0.065% of the daily net assets.

  Competitive Edge "Best Ideas"
  Portfolio                        0.065% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding $2 billion.

  Equity Portfolio                 0.050% of the net assets of the portion of
                                   the daily net assets not exceeding $1
                                   billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

  European Growth Portfolio        0.060% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.057% of the portion of the daily net assets exceeding
                                   $500 million.

  Income Builder Portfolio         0.075% of the daily net assets.

  S&P 500 Index Portfolio          0.040% of the daily net assets.

  Strategist Portfolio             0.050% of the daily net assets.

  Utilities Portfolio              0.065% of the portion of the daily net assets
                                   not exceeding $500 million and 0.055% of the portion of the daily net assets exceeding
                                   $500 million.

MONEY MARKET FUNDS

Active Assets Trusts:
  (1) Active Assets Money Trust
  (2) Active Assets Tax-Free
  Trust
  (3) Active Assets California
     Tax-Free Trust
  (4) Active Assets Government
     Securities Trust
                                   0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  California Tax-Free Daily
  Income Trust                     0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;

                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
Liquid
  Asset Fund Inc.                  0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.35 billion but not exceeding $1.75
                                   billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.0275% of the portion of the daily net assets exceeding
                                   $2.15 billion but not exceeding $2.5 billion;
                                   0.025% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.0248% of the portion of the daily net assets exceeding
                                   $17.5 billion.

Morgan Stanley Dean Witter New
York
  Municipal Money Market Trust     0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Retirement
Series --
  Liquid Asset Series
                                   0.050% of the daily net assets.

  U.S. Government Money
  Market Series
                                   0.050% of the daily net assets.

Morgan Stanley Dean Witter
Select
  Dimensions Investment
  Series --
  Money Market Portfolio           0.050% of the daily net assets.

Morgan Stanley Dean Witter
Tax-Free
  Daily Income Trust               0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the por-tion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net
                                   assets exceeding $1.5 billion but not
                                   exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3 billion;
                                   and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  U.S. Government Money
  Market Trust                     0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
Variable
  Investment Series --
  Money Market Portfolio           0.050% of the daily net assets.

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Dean Witter Government Income
Trust                              0.060% of the average weekly net assets.

High Income Advantage Trust        0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust II     0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust III    0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding

                                   $500 million; 0.050% of the portion of
                                   average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of the average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

InterCapital Income Securities
Inc.                               0.050% of the average weekly net assets.

InterCapital Insured Municipal
  Bond Trust                       0.035% of the average weekly net assets.

InterCapital Insured Municipal
Trust                              0.035% of the average weekly net assets.

InterCapital Insured Municipal
  Income Trust                     0.035% of the average weekly net assets.

InterCapital California Insured
  Municipal Income Trust           0.035% of the average weekly net assets.

InterCapital Quality Municipal
  Investment Trust                 0.035% of the average weekly net assets.

InterCapital New York Quality
  Municipal Securities             0.035% of the average weekly net assets.

InterCapital Quality Municipal
  Income Trust                     0.035% of the average weekly net assets.

InterCapital Quality Municipal
  Securities                       0.035% of the average weekly net assets.

InterCapital California Quality
  Municipal Securities             0.035% of the average weekly net assets.

InterCapital Insured Municipal
  Securities                       0.035% of the average weekly net assets.

InterCapital Insured California
  Municipal Securities             0.035% of the average weekly net assets.